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PROTECTION ADVANTAGE SELECT(R)

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") through its Separate Account
VL-R

                           THIS PROSPECTUS IS DATED
                                  MAY 1, 2014

This prospectus describes all material rights and features of the Protection Advantage Select flexible premium variable universal life insurance Policies issued by AGL. Protection Advantage Select Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and INVESTMENT OPTIONS. During the lifetime of the INSURED PERSON you may designate or change the BENEFICIARY to whom Protection Advantage Select pays the DEATH BENEFIT upon the insured person's death. The Policy owner and the insured person can be the same person. Our use of "you" generally means the owner and insured person are the same person. You choose one of three death benefit Options. We guarantee a death benefit if the MONTHLY GUARANTEE PREMIUM is paid and your Policy has not lapsed.

The Index of Special Words and Phrases on page 72 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes the variable portions of the Policy, as well as the fixed account. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("FIXED ACCOUNT") is the fixed investment option for these Policies. You can also use AGL's SEPARATE ACCOUNT VL-R ("Separate Account") to invest in the Protection Advantage Select VARIABLE INVESTMENT OPTIONS. Currently, the Protection Advantage Select variable investment options each purchase shares of a corresponding FUND of the trusts below:

..   AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
    V.I.")
..   The Alger Portfolios ("Alger")
..   American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")
..   American Funds Insurance Series(R) ("American Funds IS")
..   Anchor Series Trust ("Anchor ST")
..   Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
    VIP")
..   Janus Aspen Series ("Janus Aspen")
..   JPMorgan Insurance Trust ("JPMorgan IT")
..   MFS(R) Variable Insurance Trust ("MFS(R) VIT")
..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..   Oppenheimer Variable Account Funds ("Oppenheimer")
..   PIMCO Variable Insurance Trust ("PIMCO")
..   Seasons Series Trust ("Seasons ST")
..   SunAmerica Series Trust ("SunAmerica ST")
..   VALIC Company I ("VALIC Co. I")
..   VALIC Company II ("VALIC Co. II")

See "Variable Investment Options" on page 22 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding FUNDS. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE. WE OFFER SEVERAL DIFFERENT INSURANCE POLICIES TO MEET THE DIVERSE NEEDS OF OUR CUSTOMERS. OUR POLICIES PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR INSURANCE REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS POLICY AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LIFE INSURANCE NEEDS. YOU SHOULD CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING FEATURES AND BENEFITS OF THE POLICY, AS WELL AS THE RISKS OF INVESTING.


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                               TABLE OF CONTENTS

SUMMARY OF POLICY BENEFITS..............................................  6
   YOUR SPECIFIED AMOUNT................................................  6
   DEATH BENEFIT........................................................  6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.....  7
   PREMIUMS.............................................................  7
   THE POLICY...........................................................  8
   OPTIONAL BENEFITS....................................................  8
SUMMARY OF POLICY RISKS.................................................  9
   INVESTMENT RISK......................................................  9
   RISK OF LAPSE........................................................  9
   TAX RISKS............................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS........................... 10
   POLICY LOAN RISKS.................................................... 10
PORTFOLIO RISKS......................................................... 10
TABLES OF FEES AND CHARGES.............................................. 11
GENERAL INFORMATION..................................................... 18
AMERICAN GENERAL LIFE INSURANCE COMPANY................................. 18
   SEPARATE ACCOUNT VL-R................................................ 19
   STATEMENT OF ADDITIONAL INFORMATION.................................. 19
   COMMUNICATION WITH AGL............................................... 19
       ADMINISTRATIVE CENTER............................................ 19
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
         TRANSACTIONS................................................... 20
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE........................ 21
       TELEPHONE TRANSACTIONS........................................... 21
       GENERAL.......................................................... 21
   ILLUSTRATIONS........................................................ 21
VARIABLE INVESTMENT OPTIONS............................................. 22
   PAYMENTS WE MAKE..................................................... 25
       COMMISSIONS...................................................... 25
       ADDITIONAL CASH COMPENSATION..................................... 26
       NON-CASH COMPENSATION............................................ 26
   PAYMENTS WE RECEIVE.................................................. 26
       RULE 12B-1 OR SERVICE FEES....................................... 27
       ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES............... 27
       OTHER PAYMENTS................................................... 27
   VOTING PRIVILEGES.................................................... 27
FIXED ACCOUNT........................................................... 28
POLICY FEATURES......................................................... 29
   AGE.................................................................. 29
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS.................... 29
       VALUATION DATES, TIMES, AND PERIODS.............................. 29
       FUND PRICING..................................................... 29
       DATE OF RECEIPT.................................................. 29
       COMMENCEMENT OF INSURANCE COVERAGE............................... 29
       DATE OF ISSUE; POLICY MONTHS AND YEARS........................... 29
       MONTHLY DEDUCTION DAYS........................................... 30
       COMMENCEMENT OF INVESTMENT PERFORMANCE........................... 30
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT
         YOU MAKE....................................................... 30
   DEATH BENEFITS....................................................... 30
       YOUR SPECIFIED AMOUNT OF INSURANCE............................... 30
       YOUR DEATH BENEFIT............................................... 31
       REQUIRED MINIMUM DEATH BENEFIT................................... 32
       BASE COVERAGE AND SUPPLEMENTAL COVERAGE.......................... 33
   PREMIUM PAYMENTS..................................................... 34
       PREMIUM PAYMENTS................................................. 34
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER.......... 34
       LIMITS ON PREMIUM PAYMENTS....................................... 34
       CHECKS........................................................... 35
       PLANNED PERIODIC PREMIUMS........................................ 35

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       GUARANTEE PERIOD BENEFIT......................................... 37
       FREE LOOK PERIOD................................................. 37
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS.......................... 37
       FUTURE PREMIUM PAYMENTS.......................................... 37
       TRANSFERS OF EXISTING ACCUMULATION VALUE......................... 37
       DOLLAR COST AVERAGING............................................ 37
       AUTOMATIC REBALANCING............................................ 38
       MARKET TIMING.................................................... 38
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS.................................................... 39
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE........................... 40
       INCREASE IN COVERAGE............................................. 40
       DECREASE IN COVERAGE............................................. 40
   CHANGING DEATH BENEFIT OPTIONS....................................... 41
       CHANGE OF DEATH BENEFIT OPTION................................... 41
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD
         BENEFIT........................................................ 41
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE................ 42
   ACCOUNT VALUE ENHANCEMENT............................................ 42
   REPORTS TO POLICY OWNERS............................................. 42
ADDITIONAL OPTIONAL BENEFIT RIDERS...................................... 42
   RIDERS............................................................... 42
       ACCIDENTAL DEATH BENEFIT RIDER................................... 43
       CHILDREN'S INSURANCE BENEFIT RIDER............................... 43
       SPOUSE/OTHER INSURED TERM RIDER.................................. 43
       TERMINAL ILLNESS RIDER........................................... 43
       WAIVER OF MONTHLY DEDUCTION RIDER................................ 44
       OVERLOAN PROTECTION RIDER........................................ 44
       GUARANTEED MINIMUM DEATH BENEFIT RIDER........................... 45
       LIFESTYLE INCOME RIDER........................................... 49
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS........................ 53
POLICY TRANSACTIONS..................................................... 54
   WITHDRAWING POLICY INVESTMENTS....................................... 54
       FULL SURRENDER................................................... 54
       PARTIAL SURRENDER................................................ 54
       OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE................. 54
       EXCHANGE OF POLICY IN CERTAIN STATES............................. 55
       POLICY LOANS..................................................... 55
       PREFERRED LOAN INTEREST RATE..................................... 55
       MATURITY OF YOUR POLICY.......................................... 56
       OPTION TO EXTEND COVERAGE........................................ 56
       TAX CONSIDERATIONS............................................... 56
POLICY PAYMENTS......................................................... 57
   PAYMENT OPTIONS...................................................... 57
       CHANGE OF PAYMENT OPTION......................................... 57
       TAX IMPACT....................................................... 57
   THE BENEFICIARY...................................................... 57
   ASSIGNMENT OF A POLICY............................................... 58
   PAYMENT OF PROCEEDS.................................................. 58
       GENERAL.......................................................... 58
       DELAY OF FIXED ACCOUNT PROCEEDS.................................. 58
       DELAY FOR CHECK CLEARANCE........................................ 58
       DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS.......................... 58
       DELAY TO CHALLENGE COVERAGE...................................... 59
       DELAY REQUIRED UNDER APPLICABLE LAW.............................. 59
ADDITIONAL RIGHTS THAT WE HAVE.......................................... 59
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS.......... 60
       UNDERWRITING AND PREMIUM CLASSES................................. 60
       POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS".................. 60
       STATE LAW REQUIREMENTS........................................... 60
       EXPENSES OR RISKS................................................ 60
CHARGES UNDER THE POLICY................................................ 60
       STATUTORY PREMIUM TAX CHARGE..................................... 60

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       TAX CHARGE BACK.................................................. 60
       PREMIUM EXPENSE CHARGE........................................... 61
       DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE).................... 61
       FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTION............. 61
       MONTHLY ADMINISTRATION FEE....................................... 61
       MONTHLY CHARGE PER $1,000 OF BASE COVERAGE....................... 61
       MONTHLY INSURANCE CHARGE......................................... 61
       MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS.................... 62
       SURRENDER CHARGE................................................. 62
       PARTIAL SURRENDER PROCESSING FEE................................. 63
       TRANSFER FEE..................................................... 63
       ILLUSTRATIONS.................................................... 63
       POLICY LOANS..................................................... 63
       CHARGE FOR TAXES................................................. 63
       ALLOCATION OF CHARGES............................................ 64
   MORE ABOUT POLICY CHARGES............................................ 64
       PURPOSE OF OUR CHARGES........................................... 64
       GENERAL.......................................................... 64
ACCUMULATION VALUE...................................................... 64
       YOUR ACCUMULATION VALUE.......................................... 64
       YOUR INVESTMENT OPTIONS.......................................... 64
POLICY LAPSE AND REINSTATEMENT.......................................... 65
FEDERAL TAX CONSIDERATIONS.............................................. 65
   TAX EFFECTS.......................................................... 65
       GENERAL.......................................................... 66
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS................... 66
       OTHER EFFECTS OF POLICY CHANGES.................................. 67
       POLICY CHANGES AND EXTENDING COVERAGE............................ 67
       RIDER BENEFITS................................................... 67
       TAX TREATMENT OF MINIMUM WITHDRAWAL BENEFIT RIDER PAYMENTS....... 67
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
         MODIFIED ENDOWMENT CONTRACT.................................... 67
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
         MODIFIED ENDOWMENT CONTRACT.................................... 68
       POLICY LAPSES AND REINSTATEMENTS................................. 69
       DIVERSIFICATION AND INVESTOR CONTROL............................. 69
       ESTATE AND GENERATION SKIPPING TAXES............................. 69
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS...................... 69
       PENSION AND PROFIT-SHARING PLANS................................. 70
       OTHER EMPLOYEE BENEFIT PROGRAMS.................................. 70
       ERISA............................................................ 70
       OUR TAXES........................................................ 71
       WHEN WE WITHHOLD INCOME TAXES.................................... 71
       TAX CHANGES...................................................... 71
LEGAL PROCEEDINGS....................................................... 71
FINANCIAL STATEMENTS.................................................... 72
       RULE 12H-7 DISCLOSURE............................................ 72
REGISTRATION STATEMENTS................................................. 72
INDEX OF SPECIAL WORDS AND PHRASES...................................... 73

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
                                            CONTACT INFORMATION
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
ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PROTECTION ADVANTAGE SELECT POLICIES.

               ADMINISTRATIVE CENTER:                        HOME OFFICE:             PREMIUM PAYMENTS:

(EXPRESS DELIVERY)                   (U.S. MAIL)         2727-A Allen Parkway  (EXPRESS DELIVERY)
VUL Administration                   VUL Administration  Houston, Texas        American General Life Insurance
2727-A Allen Parkway                 P. O. Box 9318      77019-2191            Company
Houston, TX 77019-2191               Amarillo, Texas     1-713-831-3443        Payment Processing Center
1-713-831-3443; 1-800-340-2765       79105-9318          1-800-340-2765        8430 West Bryn Mawr Avenue
(Hearing Impaired) 1-888-436-5256                                              3/rd/ Floor Lockbox 0993
Fax: 1-713-620-6653                                                            Chicago, IL 60631
(EXCEPT PREMIUM PAYMENTS)                                                      (U.S. MAIL)
                                                                               American General Life Insurance
                                                                               Company
                                                                               Payment Processing Center
                                                                               P.O. Box 0993
                                                                               Carol Stream, IL 60132-0993

                                      5


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                          SUMMARY OF POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   The insured person under a Policy must be age 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits,
(1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among a maximum of 63 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

   When you purchase the Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $100,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 33.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. We will increase the death benefit by any additional death benefit under the riders you elected, if any. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee terminates if your Policy has lapsed.

..   DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3:

    You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the insured person's age 100. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

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   .   Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. There is a Maximum Net Amount at Risk associated with Death Benefit Option 3. The Maximum Net Amount at Risk on the DATE OF ISSUE can vary based on factors such as the insured person's sex, age and premium class and is shown on page 3 of your Policy. The Net Amount at Risk is equal to the excess of the death benefit over your accumulation value. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 31.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: You may, at any time after the first POLICY YEAR and before the insured person's age 100, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $100,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your MONTHLY DEDUCTION DAY, less loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as loan collateral. We credit interest monthly on the collateral; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays

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    above zero or that either the "GUARANTEE PERIOD BENEFIT" (described under
    "Guarantee period benefit" on page 30) or the CONTINUATION GUARANTEE under the guaranteed minimum death benefit rider remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances we describe later in this prospectus, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy. Some states require a longer free look period.

THE POLICY

..   Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Fixed Account: You may allocate amounts to the Fixed Account where it earns interest at no lower than the guaranteed minimum annual effective rate of 2%. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, but the death benefit may be subject to federal estate taxes if the insured has incidents of ownership in the policy. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

OPTIONAL BENEFITS

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   We offer optional benefits, or "riders", that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                            SUMMARY OF POLICY RISKS

INVESTMENT RISK

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the guarantee period benefit is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose. If the guaranteed minimum death benefit rider is applicable to your Policy and the value of your CONTINUATION GUARANTEE ACCOUNT is greater than zero, your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 65. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The Policy is not designed to be a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is significant enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   The surrender charge under the Policy applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should not purchase the Policy if you intend to surrender all or part of the accumulation value shortly after purchase. We designed the Policy to help meet long-term financial goals.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its corresponding Fund prospectus. You may request a copy of any or all of the Fund prospectuses by contacting us or your AGL insurance representative.

                          TABLES OF FEES AND CHARGES

   The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. The first tables describe the fees and charges that you will pay at the time that you buy the Policy, surrender the Policy, or transfer accumulation value between investment options.

                                                 TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------
CHARGE               WHEN CHARGE IS DEDUCTED  GUARANTEED CHARGE                   CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM    Upon receipt of each     3.5%/1/ of each premium payment/2/  2.0%/1/ of each premium payment/2/
TAX CHARGE           premium payment
---------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE      Upon receipt of each     7.5% of the premium payment         5.0% of the premium payment
CHARGE               premium payment          remaining after deduction of the    remaining after deduction of the
                                              premium tax charge                  premium tax charge
---------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER    Upon a partial           The lesser of $25 or 2.0% of the    $10
PROCESSING FEE       surrender of your        amount of the partial surrender
                     Policy
---------------------------------------------------------------------------------------------------------------------
TRANSFER FEE         Upon a transfer of       $25 for each transfer/3/            $25 for each transfer/3/
                     accumulation value
---------------------------------------------------------------------------------------------------------------------
POLICY OWNER         Upon each request for    $25                                 $0
ADDITIONAL           a Policy illustration
ILLUSTRATION CHARGE  after the first in a
                     Policy year
---------------------------------------------------------------------------------------------------------------------

-----------------

   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

   /2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 60.

   /3/ The first 12 transfers in a Policy year are free of charge.

                                                  TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
CHARGE                             WHEN CHARGE IS       GUARANTEED CHARGE                CURRENT CHARGE
                                   DEDUCTED
-------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                   Upon a partial       $41 per $1,000 of base coverage  $41 per $1,000 of base coverage surrender or a full
   Maximum Charge/1/               surrender of your
                                   Policy/2/
-------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/3/               Upon a partial       $1 per $1,000 of base coverage   $1 per $1,000 of base coverage
                                   surrender or a full
                                   surrender of your
                                   Policy/2/
-------------------------------------------------------------------------------------------------------------------------
   Representative Charge -         Upon a partial       $26 per $1,000 of base coverage  $26 per $1,000 of base coverage
   for the first Policy year -     surrender or a full
   for a 50 year old male,         surrender of your
   with a Specified Amount         Policy/2/
   of $360,000, of which
   $306,000 and $54,000 is
   base coverage/2/
-------------------------------------------------------------------------------------------------------------------------

-----------------

   /1/ The maximum charge for both the maximum guaranteed charge and the current charge is assessed during the insured person's first Policy year. The maximum charge is for a female, standard tobacco, age 65 at the Policy's date of issue, with a specified amount of $100,000, all of which is base coverage.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's base coverage. The Surrender Charge will vary based on the insured person's sex and age, as well as the Policy year and base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 33. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 30 and 31 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center.

   /3/ The minimum charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 14/th/ Policy year. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a specified amount of $100,000, of which $100,000 is base coverage and $0 is supplemental coverage.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                      PERIODIC CHARGES
------------------------------------------------------------------------------------------
CHARGE                             WHEN CHARGE IS     GUARANTEED CHARGE    CURRENT CHARGE
                                   DEDUCTED
-----------------------------------------------------------------------------------------------
MONTHLY ADMINISTRATION FEE         Monthly, at the    $10                  $10
                                   beginning of each
                                   Policy month
-----------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/1/
  Maximum Charge/2/                Monthly, at the    $83.33 per $1,000    $29.81 per $1,000
                                   beginning of each  of net amount at     of net amount at
                                   Policy month       risk/3/              risk attributable
                                                      attributable to      to base coverage;
                                                      base coverage; and   and $29.81 per
                                                      $83.33 per $1,000    $1,000 of net
                                                      of net amount at     amount at risk
                                                      risk attributable    attributable to
                                                      to supplemental      supplemental
                                                      coverage             coverage
-----------------------------------------------------------------------------------------------
   Minimum Charge/4/               Monthly, at the    $0.02 per $1,000 of  $0.02 per $1,000 of
                                   beginning of each  net amount at risk   net amount at risk
                                   Policy month       attributable to      attributable to
                                                      base coverage; and   base coverage; and
                                                      $0.02 per $1,000 of  $0.02 per $1,000 of
                                                      net amount at risk   net amount at risk
                                                      attributable to      attributable to
                                                      supplemental         supplemental
                                                      coverage             coverage
-----------------------------------------------------------------------------------------------
   Representative Charge for       Monthly, at the    $0.28 per $1,000 of  $0.08 per $1,000 of
   the first Policy year - for     beginning of each  net amount at risk   net amount at risk
   a 50 year old male,             Policy month       attributable to      attributable to
   preferred non-tobacco,                             base coverage; and   base coverage; and
   with a Specified Amount                            $0.28 per $1,000 of  $0.08 per $1,000 of
   of $360,000, of which                              net amount at risk   net amount at risk
   $306,000 is base                                   attributable to      attributable to
   coverage and $54,000 is                            supplemental         supplemental
   supplemental coverage                              coverage             coverage
-----------------------------------------------------------------------------------------------

--------

   /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 33. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 28 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center. Also see "Illustrations" on page 21 of this prospectus.

   /2/ The maximum charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the Policy anniversary nearest the insured person's 120/th/ birthday. The Policy anniversary nearest the insured person's 121/st/ birthday is the Policy's maximum maturity date. The maximum charge is for a male, standard tobacco, age 85 at the Policy's date of issue, with a specified amount of $100,000, all of which is base coverage.

   /3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

   /4/ The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, juvenile, age 6 at the Policy's date of issue, with a specified amount of $2,000,000, of which $1,000,000 is base coverage and $1,000,000 is supplemental coverage.

                                      PERIODIC CHARGES
-------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS         GUARANTEED CHARGE    CURRENT CHARGE
                                DEDUCTED
------------------------------------------------------------------------------------------------
MONTHLY CHARGE PER $1,000
OF BASE COVERAGE/1/

   Maximum Charge/2/            Monthly, at the        $2.66 per $1000 of   $2.66 per $1000 of
                                beginning of each      base coverage        base coverage
                                Policy month./3/
------------------------------------------------------------------------------------------------
   Minimum Charge/4/            Monthly, at the        $0.05 per $1000 of   $0.05 per $1000 of
                                beginning of each      base coverage        base
                                Policy month./3/                            coverage
------------------------------------------------------------------------------------------------
   Representative Charge -      Monthly, at the        $0.38 per $1000 of   $0.38 per $1000 of
   for a 50 year old male,      beginning of each      base coverage        base
   preferred non-tobacco,       Policy month./3/                            coverage
   with a Specified Amount
   of $360,000, of which
   $306,000 is base
   coverage
------------------------------------------------------------------------------------------------
DAILY CHARGE (MORTALITY AND     Daily                  annual effective     annual effective
EXPENSE RISK FEE)/5/                                   rate of 0.70% of     rate of
                                                       accumulation value   0.70% of
   Policy years 1-10/6/                                invested in the      accumulation value
                                                       variable investment  invested in the
                                                       options              variable investment
                                                                            options
------------------------------------------------------------------------------------------------
POLICY LOAN INTEREST CHARGE     Annually (in advance,  4.75% of the loan    4.75% of the loan
                                on your Policy         balance/7/           balance/7/
                                anniversary)
------------------------------------------------------------------------------------------------

-----------------

   /1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 33. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Five Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your AGL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

   /2 /The maximum charge is for an 85 year old male, standard tobacco, with a Specified Amount of $360,000, of which $360,000 is base coverage.

   /3/ The charge is assessed during the first 5 Policy years and during the first 5 Policy years following an increase in base coverage. The charge assessed during the 5 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

   /4 /The minimum charge is for an 18 year old female, preferred plus, non-tobacco, with a Specified Amount of $360,000, of which $36,000 is base coverage.

   /5/ Policies issued in Maryland refer to this charge as an "account value charge."

   /6/        After the 10/th/ Policy year, the maximum DAILY CHARGE will be as follows:

               Policy years 11-20. annual effective rate of 0.35%
               Policy years 21+... annual effective rate of 0.15%

              These reductions in the maximum amount of the daily charge are guaranteed.

   /7/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 54.

   The next tables describe the fees and expenses that you will pay on a transaction basis or periodically if you elect an optional benefit rider during the time that you own the Policy.

                                     TRANSACTION FEES FOR
                                   OPTIONAL BENEFIT RIDERS
-------------------------------------------------------------------------------------------------------
CHARGE                            WHEN CHARGE IS            GUARANTEED CHARGE     CURRENT CHARGE
                                  DEDUCTED
-------------------------------------------------------------------------------------------------------
OVERLOAN PROTECTION RIDER

   One-Time Charge                  At time rider is        5.0% of Policy's      3.5% of Policy's
                                    exercised               accumulation value    accumulation value
                                                            at time rider is      at time rider is
                                                            exercised             exercised
-------------------------------------------------------------------------------------------------------

                                      PERIODIC CHARGES FOR
                                     OPTIONAL BENEFIT RIDERS
-------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER            WHEN CHARGE IS DEDUCTED   GUARANTEED CHARGE     CURRENT CHARGE
-------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT/1/

   Maximum Charge/2/                Monthly, at the         $0.15 per $1,000 of   $0.15 per $1,000 of
                                    beginning of each       rider coverage        rider coverage
                                    Policy month
-------------------------------------------------------------------------------------------------------
   Minimum Charge/3/                Monthly, at the         $0.07 per $1,000 of   $0.07 per $1,000 of
                                    beginning of each       rider coverage        rider coverage
                                    Policy month
-------------------------------------------------------------------------------------------------------
   Representative Charge -          Monthly, at the         $0.11 per $1,000 of   $0.11 per $1,000 of
   for a 50 year old                beginning of each       rider coverage        rider coverage
                                    Policy month
-------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE BENEFIT        Monthly, at the         $0.48 per $1,000 of   $0.48 per $1,000 of
                                    beginning of each       rider coverage        rider coverage
                                    Policy month
-------------------------------------------------------------------------------------------------------
SPOUSE/OTHER INSURED TERM/4/

   Maximum charge/5/                Monthly at the          $4.69 per $1,000 of   $3.38 per $1,000 of
                                    beginning of each       rider coverage        rider coverage
                                    Policy month
-------------------------------------------------------------------------------------------------------
   Minimum charge/6/                Monthly at the          $0.07 per $1,000 of   $0.01 per $1,000 of
                                    beginning of each       rider coverage        rider coverage
                                    Policy month
-------------------------------------------------------------------------------------------------------
   Representative Charge -          Monthly at the          $0.41 per $1,000 of   $0.35 per $1,000 of
   for a 50 year old male,          beginning of each       rider coverage        rider coverage
   preferred non-tobacco            Policy month
-------------------------------------------------------------------------------------------------------

-----------------

/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

/2  /The maximum charge is for a 65 year old.

/3  /The minimum charge is for a 29 year old.

/4/ The charge for the Spouse/Other Insured Term Rider will vary based on the spouse's or other insured's sex, age and premium class.

/5  /The maximum charge is for a 70 year old male, standard tobacco.

/6  /The minimum charge is for a 15 year old female, standard non-tobacco.

                                       PERIODIC CHARGES FOR
                                     OPTIONAL BENEFIT RIDERS
--------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER         WHEN CHARGE IS DEDUCTED   GUARANTEED CHARGE    CURRENT CHARGE
--------------------------------------------------------------------------------------------------
TERMINAL ILLNESS RIDER

Interest on Benefit            At time rider benefit is  Greater of (1)       5.25%
                               paid and each Policy      Moody's Bond
                               anniversary thereafter    Average or (2) cash
                                                         value interest rate
                                                         plus 1%/1/
--------------------------------------------------------------------------------------------------
Administrative Fee             At time of claim          $250                 $150
--------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY
DEDUCTION/2/

Maximum Charge/3/              Monthly, at the           $0.40 per $1,000 of  $0.40 per $1,000 of
                               beginning of each         net amount at risk   net amount at risk
                               Policy month              attributable to the  attributable to the
                                                         Policy               Policy
--------------------------------------------------------------------------------------------------
Minimum Charge/4/              Monthly, at the           $0.02 per $1,000 of  $0.02 per $1,000 of
                               beginning of each         net amount at risk   net amount at risk
                               Policy month              attributable to the  attributable to the
                                                         Policy               Policy
--------------------------------------------------------------------------------------------------
Representative Charge - for a  Monthly, at the           $0.08 per $1,000 of  $0.08 per $1,000 of
50 year old                    beginning of each         net amount at risk   net amount at risk
                               Policy month              attributable to the  attributable to the
                                                         Policy               Policy
--------------------------------------------------------------------------------------------------

-----------------

/1/  The guaranteed maximum interest rate will not exceed the greater of:
       . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
       . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

/2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

/3/  The maximum charge is for a 59 year old.

/4/  The minimum charge is for a 18 year old.

                                  PERIODIC CHARGES FOR
                                OPTIONAL BENEFIT RIDERS
-------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS     GUARANTEED CHARGE    CURRENT CHARGE
                               DEDUCTED
-------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH
BENEFIT RIDER CHARGE/1/

   Maximum Charge/2/           Monthly, at the    $12.66 per $1000 of  $0.83 per $1000 of
                               beginning of each  net amount at risk   net amount at risk
                               Policy month       attributable to      attributable to
                                                  total of base and    total of base and
                                                  supplemental         supplemental
                                                  coverages            coverages
-------------------------------------------------------------------------------------------
   Minimum Charge/3/           Monthly, at the    $0.04 per $1000 of   $0.02 per $1000 of
                               beginning of each  net amount           net amount at risk
                               Policy month       at risk              attributable to
                                                  attributable to      total of base and
                                                  total of             supplemental
                                                  base and             coverages
                                                  supplemental
                                                  coverages
-------------------------------------------------------------------------------------------
   Representative Charge -     Monthly, at the    $0.28 per $1000 of   $0.17 per $1000 of
   for a 50 year old male,     beginning of each  net amount           net amount at risk
   preferred non-tobacco,      Policy month       at risk              attributable to
   with a Specified Amount                        attributable to      total of base and
   of $360,000, of which                          total of             supplemental
   $306,000 is base                               base and             coverages
   coverage                                       supplemental
                                                  coverages
-------------------------------------------------------------------------------------------
LIFESTYLE INCOME RIDER/SM/
CHARGE/1/

   Maximum Charge/4/           Monthly, at the    $2.35 per $1000 of   $2.35 per $1000 of
                               beginning of each  rider amount at risk rider amount at risk
                               Policy month
-------------------------------------------------------------------------------------------
   Minimum Charge/5/           Monthly, at the    $0.01 per $1000 of   $0.01 per $1000 of
                               beginning of each  rider amount         rider amount
                               Policy month       at risk              at risk
-------------------------------------------------------------------------------------------
   Representative Charge -     Monthly, at the    $0.12 per $1000 of   $0.12 per $1000 of
   for a 50 year old male,     beginning of each  rider amount         rider amount
   preferred non-tobacco,      Policy month       at risk              at risk
   with a Specified Amount
   of $360,000, of which
   $306,000 is base
   coverage
-------------------------------------------------------------------------------------------

-----------------

   /1/ The charge for the Guaranteed Minimum Death Benefit rider and the Lifestyle Income Rider will vary based on the insured person's sex, age, premium class and death benefit Option selected. If you elect the Lifestyle Income Rider you must also elect the Guaranteed Minimum Death Benefit rider.

   /2/ The maximum charge is for an 85 year old male, standard tobacco, with a Specified Amount of $360,000, of which $360,000 is base coverage.

   /3/ The minimum charge is for an 18 year old female, preferred plus, non-tobacco, with a Specified Amount of $360,000, of which $36,000 is base coverage.

   /4/ The maximum charge is for a 70 year old female, preferred plus, with a Specified Amount of $360,000, of which $360,000 is base coverage.

   /5/ The minimum charge is for an 18 year old male, standard tobacco, with a Specified Amount of $360,000, of which $36,000 is base coverage.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2013. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
--------------------------------------------------------------------------------
                             CHARGE                               MAXIMUM  MINIMUM
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
EXPENSES)/1/                                                      1.28%    0.28%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

-----------------

   /1/ Currently 8 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2015. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

   We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Policy owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

   The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 89 separate "divisions," 63 of which correspond to the 63 variable "investment options" under the Policy. The remaining 26 divisions, and all of these 63 divisions, represent investment options available under other variable universal life policies we offer. 16 of these 63 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

STATEMENT OF ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applications, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/lifeinsurance and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aig.com/lifeinsurance, click the E-Service login link, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 21.

      .   transfer of accumulation value;*
      .   change of allocation percentages for premium payments; *
      .   change of allocation percentages for Policy deductions; *
      .   telephone transaction privileges; *
      .   loan;*
      .   full surrender;
      .   partial surrender;*
      .   premium payments; **
      .   change of beneficiary or contingent beneficiary;
      .   loan repayments or loan interest payments; **
      .   change of death benefit Option or manner of death benefit payment;
      .   change in specified amount;
      . addition or cancellation of, or other action with respect to any benefit riders;
      .   election of a payment Option for Policy proceeds; and
      .   tax withholding elections.
       ___________________
       * These transactions are permitted by E-Service, by telephone or in writing.
       ** These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 29.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and PREMIUM CLASS and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                          VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to Policy owners with a Policy issue date prior to May 1, 2013.

   The investment options listed in the following table are available to all Policy owners:

 VARIABLE INVESTMENT OPTIONS   INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------------------
Alger Capital Appreciation     Fred Alger Management, Inc.
Portfolio - Class I-2 Shares
-------------------------------------------------------------------------------
American Century(R) VP Value   American Century Investment Management, Inc.
Fund
-------------------------------------------------------------------------------
American Funds IS Asset        Capital Research and Management Company
Allocation Fund/SM/ - Class 2
(high total return (including
income and capital gains)
consistent with preservation
of capital over the long term)
-------------------------------------------------------------------------------
American Funds IS Global       Capital Research and Management Company
Growth Fund/SM/ - Class 2
-------------------------------------------------------------------------------
American Funds IS Growth       Capital Research and Management Company
Fund/SM/ - Class 2
-------------------------------------------------------------------------------
American Funds IS              Capital Research and Management Company
Growth-Income Fund/SM/ -
Class 2
-------------------------------------------------------------------------------
American Funds IS High-Income  Capital Research and Management Company
Bond Fund/SM/ - Class 2
-------------------------------------------------------------------------------
American Funds IS              Capital Research and Management Company
International Fund/SM/ -
Class 2 (long-term growth of
capital)
-------------------------------------------------------------------------------
Anchor ST Capital              SunAmerica Asset Management Corp.*
Appreciation Portfolio -       (Wellington Management Company, LLP)
Class 3
-------------------------------------------------------------------------------
Anchor ST Government and       SunAmerica Asset Management Corp.*
Quality Bond Portfolio -       (Wellington Management Company, LLP)
Class 3
-------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)  Fidelity Management & Research Company (FMR)
Portfolio - Service Class 2    (FMR Co., Inc.)
(long-term capital             (Other affiliates of FMR)
appreciation)
-------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income  Fidelity Management & Research Company (FMR)
Portfolio - Service Class 2    (FMR Co., Inc.)
                               (Other affiliates of FMR)
-------------------------------------------------------------------------------
Fidelity(R) VIP Growth         Fidelity Management & Research Company (FMR)
Portfolio - Service Class 2    (FMR Co., Inc.)
                               (Other affiliates of FMR)
-------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap        Fidelity Management & Research Company (FMR)
Portfolio - Service Class 2    (FMR Co., Inc.)
                               (Other affiliates of FMR)
-------------------------------------------------------------------------------
Fidelity(R) VIP Money Market   Fidelity Management & Research Company (FMR)
Portfolio - Service Class 2    (Fidelity Investments Money Management, Inc.)
                               (Other affiliates of FMR)
-------------------------------------------------------------------------------
Franklin Templeton Franklin    Franklin Advisory Services, LLC
Small Cap Value VIP Fund -
Class 2
-------------------------------------------------------------------------------
Franklin Templeton Franklin    Franklin Mutual Advisers, LLC
Mutual Shares VIP Fund -
Class 2 (capital appreciation
with income as a secondary
goal)
-------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS   INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------------------
Invesco V.I. Global Real     Invesco Advisers, Inc. (Invesco Asset Management
Estate Fund - Series I       Limited)
Shares
-------------------------------------------------------------------------------

Invesco V.I. Growth and      Invesco Advisers, Inc.
Income Fund - Series I
Shares
-------------------------------------------------------------------------------

Invesco V.I. International   Invesco Advisers, Inc.
Growth Fund - Series I
Shares
-------------------------------------------------------------------------------

Janus Aspen Enterprise       Janus Capital Management LLC
Portfolio - Service Shares
(long-term growth of
capital)
-------------------------------------------------------------------------------

Janus Aspen Forty Portfolio  Janus Capital Management LLC
- Service Shares (long-term
growth of capital)
-------------------------------------------------------------------------------

JPMorgan IT Core Bond        J.P. Morgan Investment Management Inc.
Portfolio - Class 1 Shares
-------------------------------------------------------------------------------

JPMorgan IT International    J.P. Morgan Investment Management Inc.
Equity Portfolio - Class 1
Shares
-------------------------------------------------------------------------------

MFS(R) VIT New Discovery     Massachusetts Financial Services Company
Series - Initial Class
(capital appreciation)
-------------------------------------------------------------------------------

MFS(R) VIT Research Series   Massachusetts Financial Services Company
- Initial Class (capital
appreciation)
-------------------------------------------------------------------------------

Neuberger Berman AMT         Neuberger Berman Management LLC (Neuberger Berman
Mid-Cap Growth Portfolio -   LLC)
Class I
-------------------------------------------------------------------------------

Oppenheimer Global Fund/VA   OFI Global Asset Management, Inc.
- Non-Service Shares         (OppenheimerFunds, Inc.)
-------------------------------------------------------------------------------

PIMCO                        Pacific Investment Management Company LLC
CommodityRealReturn(R)
Strategy Portfolio -
Administrative Class
(maximum real return)
-------------------------------------------------------------------------------

PIMCO Global Bond Portfolio Pacific Investment Management Company LLC (Unhedged) - Administrative
Class
-------------------------------------------------------------------------------

PIMCO Real Return Portfolio  Pacific Investment Management Company LLC
- Administrative Class
(maximum real return)
-------------------------------------------------------------------------------

PIMCO Short-Term Portfolio   Pacific Investment Management Company LLC
- Administrative Class
-------------------------------------------------------------------------------

PIMCO Total Return           Pacific Investment Management Company LLC
Portfolio - Administrative
Class
-------------------------------------------------------------------------------

Seasons ST Mid Cap Value     SunAmerica Asset Management Corp.*
Portfolio - Class 1          (Goldman Sachs Asset Management, LP)
                             (Lord, Abbett & Co. LLC)
-------------------------------------------------------------------------------

SunAmerica ST Balanced       SunAmerica Asset Management Corp.* (J.P. Morgan
Portfolio - Class 1 Shares   Investment Management, Inc.)
(conservation of principal
and capital appreciation)
-------------------------------------------------------------------------------

VALIC Co. I Dynamic          VALIC** (SunAmerica Asset Management Corp.)
Allocation Fund/1/           (AllianceBernstein L.P.)
-------------------------------------------------------------------------------

VALIC Co. I Emerging         VALIC** (J.P. Morgan Investment Management Inc.)
Economies Fund (capital
appreciation)
-------------------------------------------------------------------------------

VALIC Co. I Foreign Value    VALIC** (Templeton Global Advisors Limited)
Fund (long-term growth of
capital)
-------------------------------------------------------------------------------

VALIC Co. I International    VALIC** (PineBridge Investments LLC)
Equities Fund
-------------------------------------------------------------------------------

VALIC Co. I Mid Cap Index    VALIC** (SunAmerica Asset Management Corp.)
Fund
-------------------------------------------------------------------------------

VALIC Co. I Nasdaq-100(R)    VALIC** (SunAmerica Asset Management Corp.)
Index Fund
-------------------------------------------------------------------------------

VALIC Co. I Science &        VALIC** (RCM Capital Management, LLC)
Technology Fund/2/           (T. Rowe Price Associates, Inc.)
                             (Wellington Management Company, LLP)
-------------------------------------------------------------------------------

VALIC Co. I Small Cap Index  VALIC** (SunAmerica Asset Management Corp.)
Fund
-------------------------------------------------------------------------------

VALIC Co. I Stock Index Fund VALIC** (SunAmerica Asset Management Corp.)
-------------------------------------------------------------------------------

VALIC Co. II Mid Cap Value   VALIC** (Robeco Investment Management, Inc.)
Fund/3/                      (Tocqueville Asset Management, L.P.)
                             (Wellington Management Company, LLP)
-------------------------------------------------------------------------------

VALIC Co. II Socially        VALIC** (SunAmerica Asset Management Corp.)
Responsible Fund/4/
-------------------------------------------------------------------------------

VALIC Co. II Strategic Bond  VALIC** (PineBridge Investments LLC)
Fund
-------------------------------------------------------------------------------

-----------------

/1/ The Fund type for VALIC Co. I Dynamic Allocation Fund is capital appreciation and current income while managing net equity exposure. The Fund has an investment strategy that may serve to reduce the risk of investment losses that could require AGL to use its own assets to make payments in connection with certain guarantees under the Policy. In addition, the Fund may enable AGL to more efficiently manage its financial risks associated with guarantees like death benefits, due in part to a formula developed by AGL and provided to the Fund's sub-advisers. The formula used by the sub-advisers is described in the Fund's prospectus and may change over time based on proposals by AGL. Any changes to the formula proposed by AGL will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Board's independent directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.
/2/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/3/ The Fund type for VALIC Co. II Mid Cap Value Fund is capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.
/4/ The Fund type for VALIC Co. II Socially Responsible Fund is growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.
*    SunAmerica Asset Management Corp. is an affiliate of AGL.
**   "VALIC" means The Variable Annuity Life Insurance Company, an affiliate of
     AGL.

   The investment options listed in the following table are available only to Policy owners whose Policies were issued prior to May 1, 2013. The notes that follow the table explain the restrictions on availability.

 VARIABLE INVESTMENT OPTIONS   INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------------------
Alger Mid Cap Growth           Fred Alger Management, Inc.
Portfolio - Class I-2 Shares
-------------------------------------------------------------------------------
Dreyfus VIF International      The Dreyfus Corporation
Value Portfolio - Initial
Shares
-------------------------------------------------------------------------------
Fidelity(R) VIP Asset          Fidelity Management & Research Company (FMR)
Manager/SM/ Portfolio -        (FMR Co., Inc.)
Service Class 2 (high total    (Fidelity Investments Money Management, Inc.)
return)                        (Other affiliates of FMR)
-------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2020   Strategic Advisers(R), Inc.
Portfolio - Service Class 2
(high total return)
-------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2025   Strategic Advisers(R), Inc.
Portfolio - Service Class 2
(high total return)
-------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2030   Strategic Advisers(R), Inc.
Portfolio - Service Class 2
(high total return)
-------------------------------------------------------------------------------
Janus Aspen Overseas           Janus Capital Management LLC
Portfolio - Service Shares
(long-term growth of capital)
-------------------------------------------------------------------------------
Neuberger Berman AMT Socially  Neuberger Berman Management LLC (Neuberger
Responsive Portfolio -         Berman LLC)
Class I/1/
-------------------------------------------------------------------------------
Oppenheimer Capital Income     OFI Global Asset Management, Inc.
Fund/VA - Non-Service Shares   (OppenheimerFunds, Inc.)
(total return)
-------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT      Pioneer Investment Management, Inc.
Portfolio - Class I Shares
-------------------------------------------------------------------------------
Putnam VT Diversified Income   Putnam Investment Management, LLC (Putnam
Fund - Class IB/2/             Investments Limited)
-------------------------------------------------------------------------------
Putnam VT Small Cap Value      Putnam Investment Management, LLC (Putnam
Fund - Class IB                Investments Limited)
-------------------------------------------------------------------------------
SunAmerica ST Aggressive       SunAmerica Asset Management Corp.* (Wells
Growth Portfolio - Class 1     Capital Management Incorporated)
Shares
-------------------------------------------------------------------------------
VALIC Co. I Money Market I     VALIC** (SunAmerica Asset Management Corp.)
Fund
-------------------------------------------------------------------------------
Vanguard*** VIF High Yield     Wellington Management Company, LLP
Bond Portfolio
-------------------------------------------------------------------------------
Vanguard*** VIF REIT Index     The Vanguard Group, Inc.
Portfolio
-------------------------------------------------------------------------------

-----------------

/1/ The Fund type for Neuberger Berman AMT Socially Responsive Portfolio - Class I Shares is long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.
/2/ The Fund type for Putnam VT Diversified Income Fund - Class IB is as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.
*    SunAmerica Asset Management Corp. is an affiliate of AGL.
**   "VALIC" means The Variable Annuity Life Insurance Company, an affiliate of
     AGL.
***  "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes on our systems, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR APPLICABLE FUND PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may occasionally be supplemented by the Fund's Investment Adviser. PLEASE CHECK THE PROTECTION ADVANTAGE SELECT WEBPAGE AT WWW.AIG.COM/_3789_533840.HTML TO VIEW THE FUND PROSPECTUSES AND THEIR SUPPLEMENTS, OR CONTACT US AT OUR ADMINISTRATIVE CENTER TO REQUEST COPIES OF FUND PROSPECTUSES AND THEIR SUPPLEMENTS.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.10% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 60.

   We offer Funds of the Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Co. I and VALIC Co. II at least in part because they are managed by SunAmerica Asset Management Corp. or VALIC, each an affiliate of AGL. AGL and/or its affiliates may be subject to certain conflicts of interest as AGL may derive greater revenues from Funds managed by affiliates than certain other available funds.

PAYMENTS WE MAKE

   We make payments in connection with the distribution of the Policies that generally fall into the three categories below.

   Commissions. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the Policy to the public. The selling firms have entered into written selling agreements with the Company and American General Equity Services Corporation, the distributor of the Policies. We pay commissions to the selling firms for the sale of your Policy. The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us.

   The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

   Additional cash compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold Policies. Sales-based payments primarily create incentives to make new sales of Policies.

   These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our Policies, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our Policies. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

   We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our Policies.

   If allowed by his or her selling firm, a registered representative or other eligible person may purchase a Policy on a basis in which an additional amount is credited to the Policy.

   We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the Policy. We hope to benefit from these revenue sharing arrangements through increased sales of our Policies and greater customer service support.

   Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our Policies over other variable universal life insurance policies (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a Policy and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this Policy.

   Non-cash compensation. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and the Financial Industry Regulatory Authority rules.

PAYMENTS WE RECEIVE

   We may directly or indirectly receive revenue sharing payments from the trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that make such payments to us. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select.

   We generally receive three kinds of payments described below.

   Rule 12b-1 or service fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.35% of the average daily net assets in certain Funds. These fees are deducted directly from the assets of the Funds.

   Administrative, marketing and support service fees. We receive compensation of up to 0.35% annually based on assets under management from certain trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds or wholly from the assets of the Funds. Policy owners, through their indirect investment in the trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain trusts' investment advisers or their affiliates and vary by trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others.

   Other payments. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Funds in the Policy. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

   In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the Policy.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

                                 FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. The minimum guaranteed rate of interest we credit is shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 63. The "daily charge" described on page 60 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 37.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Obligations that are paid out of our general account include any amounts you have allocated to the Fixed Account, including any interest credited thereon, and amounts owed under your Policy for death and/or living benefits which are in excess of portions of Policy value allocated to the variable investment options. The obligations and guarantees under the Policy are our sole responsibility. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments. The general account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. We manage our exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of our assets and liabilities, monitoring or limiting prepayment and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk.

   Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account. The minimum annual effective rate is 2%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

                                POLICY FEATURES

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday".

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "VALUATION DATE" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We invest your initial premium in any variable investment options you have chosen, as well as the Fixed Account, on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period", your coverage will end when you deliver it to your AGL insurance representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Protection Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 33.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in this prospectus as the "guarantee period benefit." We also offer a guaranteed minimum death benefit rider that includes a continuation guarantee. We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," on page 35 and a discussion of the rider under "Additional Benefit Riders" on page 42. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 61.)

   Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the insured person's age 100. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

   .   Option 1--The specified amount on the date of the insured person's death.

   . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. There is a Maximum Net Amount at Risk associated with Death Benefit Option 3. The Maximum Net Amount at Risk on the Date of Issue can vary based on factors such as the insured person's sex, age and premium class and is shown on Page 3 of your Policy. The Net Amount at Risk is equal to the excess of the death benefit over your accumulation value. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

       If at any time the net amount at risk exceeds the maximum net amount at risk, AGL may automatically make a partial surrender or reduce the death benefit, both of which may have federal tax consequences, to keep the net amount at risk below the maximum then in effect. In no event, however, will we make such partial surrender or reduce the death benefit if the change would result in adverse tax consequences under Internal Revenue Code Section 7702. Future underwritten increases in specified amount will increase the maximum net amount at risk.

   See "Partial surrender" on page 53 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's date of death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. In addition to meeting the premium requirements, the death benefit must be large enough when compared to the accumulation value to meet the minimum death benefit requirement. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the minimum death benefit requirement.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 29 of your Policy. The required minimum death benefit percentage varies based on the age, sex and premium class of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, Non-Tobacco ages 40 to 120.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST

 INSURED PERSON'S ATTAINED
 AGE                           40   45   50   55   60   65   70   75   99  120
 %                            419% 353% 299% 254% 218% 190% 167% 149% 111% 104%

   If you selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST

 INSURED PERSON'S ATTAINED AGE      40   45   50   55   60   65   70   75  95+
 %                                 250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $100,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage which you should know before you complete your application:

   .   Supplemental coverage has no surrender charges;

   . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

   . We calculate the monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Monthly guarantee premiums" on page 35);

   . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage; and

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge and new monthly charge for each $1,000 of base coverage only upon the amount of the increase in base coverage. The new surrender charge applies for a maximum of the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount if you choose death benefit Option 1. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 36, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 30 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 65. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 39).

   We reserve the right to reject any premium.

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 35) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guarantee period benefit. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "guarantee period benefit." This benefit extends for up to the first 20 Policy years, provided you pay the monthly guarantee premiums.

   The following are the requirements for the guarantee period benefit:

   . The guarantee period benefit extends for the first 20 Policy years if the insured person is no older than age 55 at Policy issue. The duration of the guarantee period benefit decreases by one year for each increase in the issue age beginning with issue age 56 until, at an issue age of 70 or older, it is five years. The following chart demonstrates these decreases.

 INSURED    UP TO 56  57  58  59  60  61  62  63  64  65  66  67  68  69   70
 PERSON'S    55                                                            AND
 ISSUE AGE                                                                OLDER
 ------------------------------------------------------------------------------
 DURATION    20   19  18  17  16  15  14  13  12  11  10  9   8   7   6     5
 OF
 GUARANTEE
 PERIOD
 BENEFIT
 IN YEARS
 ------------------------------------------------------------------------------

   . On the first day of each POLICY MONTH that you are covered by the guarantee period benefit, we determine if the cash surrender value is sufficient to pay the monthly deduction. (POLICY MONTHS are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

   . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

   . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 64.

   . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium. The more supplemental coverage you choose, the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in a higher monthly guarantee premium.

   Whenever you increase or decrease your specified amount, change death benefit Options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease as a result. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your agent or the Administrative Center for additional information.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

   . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . Upon the addition of any benefit rider for which there is a charge, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

   . Upon the deletion of a benefit rider for which there is a charge, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   For the state of Missouri we refer to the guarantee period benefit as the "monthly no-lapse premium".

   Payment of the monthly guarantee premiums assures your Policy and riders will not lapse. The guaranteed minimum death benefit rider does not provide this assurance unless the provisions of the rider are met. See "Guaranteed Minimum Death Benefit Rider" on page 45.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value . You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 38, "Restrictions initiated by the Funds and information sharing obligations" on page 39 and "Additional Rights That We Have" on page 58).

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to help reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to potentially reduce the

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


risk of investing most of your funds at a time when prices are high. Dollar cost averaging ("DCA program") is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. We compute values under a Policy on each valuation date. A valuation period is the time from the close of business on a valuation date to the close of business on the next valuation date. You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service. WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current and compliant premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

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


   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

    (1)if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

    (2)the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

    (3)the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

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


   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. Upon a Fund's request, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time before the insured person's age 100 while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge applies:

   . to any amount of the increase that you request as base (rather than supplemental) coverage;

   . as if we were instead issuing the same amount of base coverage as a new Protection Advantage Select Policy; and

   . to the amount of the increase for a maximum of the 14 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first five Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, except that base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year and before the insured person's age 100, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit must be at least the greater of:

   .   $100,000; and

   . any minimum amount which is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 29) following the VALUATION DATE we receive the request.

   The decrease in coverage is applied in the following order:

   . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

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


   . Against the next most recent increases successively, with the supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

   . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit Option. You may at any time before the insured person's age 100 while the insured person is living request us to change your death benefit Option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 40. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums,

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


we will pay a death benefit even if your Policy's cash surrender value declines to zero. See "Monthly guarantee premiums" on page 35.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 65 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 16/th/ Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero or greater, except in Florida and Oregon where the annual credit must be no less than 0.01%. We will inform you following the end of each Policy year the amount, if any, of Account Value Enhancement credited to your Policy.

   Here are the additional terms of the Account Value Enhancement:

   . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

   . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

   . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at the time of allocation.

   . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately.

                      ADDITIONAL OPTIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional optional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium

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


test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidelines and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in each rider, which your insurance representative can review with you before you decide to elect any of them. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 28.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. See the Tables of Fees and Charges. You can purchase this rider only at the time we issue your Policy. This rider terminates on the Policy anniversary nearest the insured person's 70/th/ birthday; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

   Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. See the Tables of Fees and Charges. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person's 65/th/ birthday or the Maturity Date shown on page 3 of your Policy; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

   Spouse/Other Insured Term Rider. This rider provides term life insurance on the life of the spouse/other insured of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's/other insured's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so the charge will cease.

   Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the remaining benefits payable under the Policy. The maximum interest rate will not exceed the greater of

   . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

   . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

   A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the insured person's age 100. You may terminate this rider at any time. If you do so the charge will cease.

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


   Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. See the Tables of Fees and Charges. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. This rider terminates on the Policy anniversary nearest the insured person's 65/th/ birthday; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

   Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

   There is a one- time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. See the Tables of Fees and Charges. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

   You can request to exercise the rider when:

  (1) The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

  (2)  The Policy has been in force at least until the later of:

       (a)  the Policy anniversary nearest the insured person's age 75; or

       (b)  the 15th Policy anniversary.

   The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

   . There must be sufficient cash surrender value to cover the one-time charge;

   . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

   . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

   . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

   . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

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


   . There can be no riders in force that require charges after the exercise date, other than term riders (a term rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

   On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

   The following conditions apply beginning with the exercise date:

   . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

   . All future monthly deductions will be waived, including those for any term rider;

   .   No additional premiums will be accepted;

   .   The Policy cannot become a modified endowment contract;

   .   No new policy loans or partial surrenders will be allowed;

   .   Policy loans can be repaid;

   . No changes will be allowed in the specified amount or choice of death benefit Option;

   . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

   . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

   The rider will terminate on the earlier of the following dates:

   .   Upon your written request to terminate the rider; or

   .   Upon termination of the Policy.

   Guaranteed Minimum Death Benefit Rider. This rider provides a Continuation Guarantee benefit that can keep your Policy from lapsing. This rider is available only if you have selected the guideline premium test and either death benefit Option 1 or Option 2. There is a charge for this rider. See the Tables of Fees and Charges. You must elect this rider at the time you apply for the Policy. You may later elect to terminate this rider. If you do so, the charge will cease as of the termination date.

   Continuation Guarantee. This benefit is provided by using a Continuation Guarantee Account defined below. While the Continuation Guarantee is in effect, your Policy will not enter the grace period even if there is not enough cash surrender value to cover your current monthly deductions. Even if the Policy's cash surrender value has declined to zero, the Continuation Guarantee will remain in effect as long as the value of the Continuation Guarantee Account is equal to or greater than zero. However, if your rider was issued on or after May 1, 2013, if you have an outstanding loan and the Policy's cash surrender value is not enough to cover loan interest when due, the Policy will enter the grace period regardless of the Continuation Guarantee Account.

   Continuation Guarantee Account. The Continuation Guarantee Account creates a reference value used to determine whether a Continuation Guarantee is in effect.

   The Continuation Guarantee Account value is calculated in the same manner as your actual Policy value. We determine the Continuation Guarantee Account value however, by using different charges and a different interest rate. Except as stated in this rider, the table of Continuation Guarantee cost of insurance rates, the Continuation Guarantee interest rate, and all other Continuation Guarantee charges are guaranteed not to change. The initial Continuation Guarantee interest rate is found in your Policy Schedule. The initial charges are found in your Policy Schedule and in the rider. The Continuation Guarantee Account has no impact on your death benefit, accumulation value or Policy value.

   We have a procedure regarding premium we receive later than its due date. When we determine the Continuation Guarantee Account value we credit any premium we receive later than its due date as if the premium had been received on the due date, provided we receive the premium within a 28-day window following the due date. Any premium received in the 28-day window will be allocated upon actual receipt to the investment options you have chosen. No investment gains or losses are credited to the time between the due date and actual receipt of the premium.

   We also have a procedure for the receipt of cash surrender value from another insurance company. If the source of any premium applied to the Continuation Guarantee Account is cash surrender value from a policy issued by another company (a rollover that qualifies under Section 1035 of the Code), it will be applied as if it were received on your Policy's date of issue.

   For Policies issued on May 1, 2013 or after, beginning with the second Policy year and each Policy year thereafter, the Continuation Guarantee Account is subject to adjustment. For Policies issued before May 1, 2013 this adjustment period began with the third Policy year. If the Account value has fallen below the sum of 90% of your amount in the Fixed Account that is not offset by loans (see "Policy loans" on page 54) and 70% of your amount in the variable investment options, then the Account value will be adjusted to such percentages of your total accumulation value at the time of the adjustment. We reserve the right to change these percentages for Policies issued in the future, but once a Policy is issued the percentages will not change for that Policy.

   Charge against the Policy's accumulation value. The rider charge will be deducted monthly from the Policy's accumulation value, but not from the Continuation Guarantee Account value. The charge is based on the insured person's age, sex, premium class and net amount at risk. We assess a charge per $1,000 of net amount at risk attributable to the Policy's total specified amount.

   Charges against the Continuation Guarantee Account. The following four charges are not deducted from the Policy's accumulation value. They are deducted from the Continuation Guarantee Account value and are used only to determine if the Policy's Continuation Guarantee is in effect:

   . Continuation Guarantee Monthly Administration Fee. We show the Continuation Guarantee Monthly Administration Fee on your Policy Schedule. This monthly fee is $10.

   . Continuation Guarantee Premium Expense Charge. This charge is calculated by multiplying each premium paid by the Continuation Guarantee Premium Expense Charge Percentage of 5% up to the target premium and 21% in excess of the target premium.

   . Continuation Guarantee Monthly Expense Charge. A Continuation Guarantee Monthly Expense Charge will be deducted monthly from the Continuation Guarantee Account value. This charge depends on the amount of base coverage and the insured person's sex, age and premium class. The initial amount and duration of this charge is shown on your Policy Schedule. The charge will also apply to any increase in the Continuation Guarantee's specified amount. We will notify you of the new charge on account of any increase in specified amount in an endorsement to the

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


       Policy. Any decrease in your Continuation Guarantee's specified amount will not change the Continuation Guarantee Monthly Expense Charge in effect at the time of the decrease.

   . Continuation Guarantee Cost of Insurance Charge. A Continuation Guarantee Cost of Insurance Charge will be deducted monthly from the Continuation Guarantee Account value. The rider contains a table of cost of insurance rates used to determine this charge. This charge will be calculated by multiplying the Continuation Guarantee cost of insurance rate by the net amount at risk of the Continuation Guarantee Account. The cost of insurance rate will vary based on the insured person's sex, age and premium class, as well as the Policy year.

   Additional adjustments to the Continuation Guarantee Account value. We make the following additional adjustments to the Continuation Guarantee Account value:

   .   Guaranteed charges for other riders will be deducted.

   .   Partial surrenders will be deducted.

   . Surrender charges due to any decrease in the Policy's specified amount will be deducted.

   . The gross amount of policy loans will be deducted from the value. Loan repayments will be added to the value.

   Investment requirements - If you elect the guaranteed minimum death benefit rider on or after May 1, 2013, you must allocate a minimum 25% of your total accumulation value, less Policy loans, to the Dynamic Allocation Fund.

   If you elect the Lifestyle Income Rider, once you start receiving benefits under that rider you will be required to transfer all of your accumulation value to the Fixed Account. The requirement to maintain an investment in the Dynamic Allocation Fund and to maintain automatic rebalancing will cease. When benefits cease under the Lifestyle Income Rider, you will be permitted to reallocate your accumulation value from the Fixed Account, subject to the conditions in "Transfer of existing accumulation value" on page 37.

   In addition, regardless of when you elected the guaranteed minimum death benefit rider, the investment options listed below are designated as restricted investment options. This means that we will limit the total amount of your accumulation value, less Policy loans, that may be invested in the restricted investment options of your Policy to 30% of your accumulation value.

   If you elect the guaranteed minimum death benefit rider, we will automatically enroll you in our automatic rebalancing program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your premium allocation instructions. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages that correspond to your then current and compliant premium allocation designation. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your Policy's allocations going outside the investment requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for the Dynamic Allocation Fund and the restricted investment options.

   Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer which will replace any previous rebalancing instructions you may have provided.

   If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, by contacting our Administrative Center. See "Automatic rebalancing" on page 38.

   You may choose to rebalance more frequently than quarterly, provided we offer more frequent rebalancing.

   The restricted investment options are:

   .   American Funds IS Global Growth Fund/SM/
   .   American Funds IS International Fund/SM/
   .   Franklin Templeton Franklin Small Cap Value VIP Fund
   .   Invesco V.I. Global Real Estate Fund
   .   Invesco V.I. International Growth Fund
   .   JPMorgan IT International Equity Portfolio
   .   MFS(R) VIT New Discovery Series
   .   Oppenheimer Global Securities Fund/VA
   .   PIMCO CommodityRealReturn(R) Strategy Portfolio
   .   VALIC Co. I Emerging Economies Fund
   .   VALIC Co. I Foreign Value Fund
   .   VALIC Co. I International Equities Fund
   .   VALIC Co. I Small Cap Index Fund
   .   VALIC Co. I Science & Technology Fund

   Here is an example that shows how the investment requirements work for the restricted investment options:

   Let's say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in restricted investment options to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in restricted investment options increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under this rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Before you elect the guaranteed minimum death benefit rider, you and your financial adviser should carefully consider whether the investment requirements associated with the Guaranteed Minimum Death Benefit Rider meet your investment objectives and risk tolerance.

   The investment option restrictions may reduce the need to rely on the guarantees provided by the guaranteed minimum death benefit rider because they allocate your accumulation value across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, returns under your investment option choices by allocating your accumulation value more aggressively.

   We reserve the right to change the investment option restrictions at any time for Policies we issue in the future. We may also revise the investment option restrictions for any existing Policies to the extent that investment options are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment option restrictions due to deletions, substitutions, mergers or reorganizations of the investment options.

   Reinstatement. If you elected your rider on May 1, 2013 or later, we will reinstate this rider by written request if your Policy is reinstated at the same time. The reinstated rider will be in force from the same date that the Policy is reinstated.

   Termination. This rider will terminate if:

   .   you elect to terminate this rider;
   .   the Policy terminates or matures;
   .   automatic rebalancing has been discontinued; or
   . you change your automatic rebalancing percentages to allow for less than the required minimum percentage of accumulation value allocated to the Dynamic Allocation Fund, or for more than the permitted percentage of the policy's total accumulation value less Policy loans to be invested in restricted investment options.

   We reserve the right to modify, suspend or terminate the guaranteed minimum death benefit rider at any time for prospectively issued Policies.

   Lifestyle Income Rider. The Lifestyle Income Rider/sm/, also referred to as the Guaranteed Withdrawal Benefit Rider, provides you with an option to receive guaranteed withdrawal benefits beginning on or after the Policy anniversary upon which you have met certain eligibility requirements, defined below ("Benefit Eligibility"). The rider allows you to receive a portion of the death benefit while the insured person is still living. This rider is available only if you have selected the guideline premium test and death benefit Option 1 at time of purchase. You must also elect the guaranteed minimum death benefit rider in order to elect this rider. You must elect this rider at the time you apply for the Policy. There is a separate charge for each rider. You may later elect to terminate this rider. If you do so, the charge will cease. This rider is for insured individuals age 18 to 70.

   Rider Charge. The Lifestyle Income Rider charge will be deducted monthly from the Policy's accumulation value. The charge is based on the insured person's age, sex, premium class and rider amount at risk. We assess a charge per $1000 of rider amount at risk. Examples of this charge are in the Tables of Fees and Charges above.

   Guaranteed Withdrawal Benefit Amount. You may elect to receive withdrawal benefit payments under the rider after meeting the eligibility requirements. The Policy anniversary on which you begin receiving payments is the Initial Election Date. The Withdrawal Benefit Basis is the equivalent of the maximum amount by which the Policy owner has decided to reduce the death benefit to provide for the withdrawal benefit under the rider, and is shown on the Rider Schedule. The Withdrawal Benefit Basis that may be selected must at least be $60,241. The maximum Withdrawal Benefit Basis that may be selected is subject to limitations based on our rules in effect and may be equal to or less than 100% of the Policy's specified amount. The Policy owner selects the Withdrawal Benefit Basis at the time of Policy issue.

   On the Initial Election Date, we will determine the initial Withdrawal Benefit Balance which is the total amount of withdrawal benefits available under the rider. This is calculated by multiplying the Withdrawal Benefit Basis by the applicable factor from the Table of Withdrawal Benefit Factors shown on the Rider Schedule. Once the eligibility requirements are met, the Withdrawal Benefit Factor will be a minimum of 0.10 and a maximum of 1.00 The Withdrawal Benefit Factor is determined by the age of the insured person at the time the Policy and this rider are issued and/or by how long the Policy and this rider have been in force. The Withdrawal Benefit Factor increases as the age of the insured person at the time of issue increases and/or as the number of years the Policy and this rider have been in force increases.

   We will also determine the Guaranteed Withdrawal Benefit Amount ("GWB") which is the maximum amount of each monthly payment you can receive. This is determined by multiplying the initial Withdrawal Benefit Balance by the Guaranteed Withdrawal Benefit Percentage shown on the Rider Schedule. We currently set the Guaranteed Withdrawal Benefit Percentage to 0.83% for all policies. We may change this percentage for Policies issued in the future. We will provide at least 120 monthly withdrawal benefit payments. You can elect to receive smaller payments over a longer period of time. We may change the minimum number of GWB payments for Policies issued in the future.

   After we have determined the GWB, the Withdrawal Benefit Balance will be reduced dollar for dollar upon taking each GWB payment. You have the right to request that a withdrawal benefit be less than the GWB, or you can request a suspension of GWB payments. These changes in the amount or frequency of the GWB payments may extend the period of time for which you receive GWB payments.

   Benefit Eligibility. Benefit Eligibility is met by complying with certain conditions in order to begin receiving GWBs. Here are the conditions:

   . Before we pay your first GWB payment your entire accumulation value must be allocated to, and remain in, the Fixed Account. No transfers or reallocation of your accumulation value will be permitted on or after taking your first GWB payment until at least 120 months or the period of time for which you can receive GWB payments has expired.

   . There is a 15 year waiting period, called the Minimum Eligibility Period, before you can take your first GWB payment.

   . The Continuation Guarantee Account value must be sufficient to provide for all the Continuation Guarantee Account Monthly Deductions that are due on the date you elect to begin receiving GWB payments until the deduction day immediately prior to the insured person's age 100, which is called the Continuation Guarantee Target Date. This determination is made immediately prior to the start of GWB payments. This rider's waiver of monthly deductions will not be taken into account when we measure the Continuation Guarantee Account value.

   .   You must elect death benefit Option 1.

   . You cannot increase your Policy's specified amount after your Initial Election Date.

   . You cannot have an outstanding loan under the Policy after your Initial Election Date.

   . The Policy must meet the definition of life insurance, cannot be a modified endowment contract, and cannot be within seven years of a material change, all as defined under Section 7702 of the Code.

   . No benefits under an accelerated death benefit rider attached to the Policy can be payable to you.

   Waiver of monthly deductions. We will waive the portion of each monthly deduction that exceeds the cash surrender value under your Policy if:

   (1) You have taken your first GWB payment; and

   (2) You continue to meet all the terms of Benefit Eligibility.

   We will also waive the portion of the Continuation Guarantee Account Monthly Deduction that exceeds the Continuation Guarantee Account Value (therefore assuring the Continuation Guarantee Account Value remains equal to or greater than zero on each deduction day) if you meet the same conditions.

   Reinstatement. We will reinstate this rider by written request if the Policy and the guaranteed minimum death benefit rider are also reinstated. (See "Policy Lapse and Reinstatement" on page 64.)

   Termination. This rider will terminate on the earliest of:

   .   The date the Policy terminates; or

   . Any date you request in writing if the date is within the period of time for which charges for this rider are due; or

   . The date you request a GWB payment that exceeds the Guaranteed Withdrawal Benefit Amount; or

   . The date we approve a written request from you to accelerate the Policy's death benefit proceeds, due to the terminal illness of the insured person, under an accelerated death benefit rider attached to the Policy; or

   .   The insured person's age 100 (the Continuation Guarantee Target Date).

   From the Initial Election Date until this rider's termination date, the Policy will be guaranteed to remain in force without any additional premium payment if all the conditions of Benefit Eligibility are satisfied and the rider's Waiver of Monthly Deduction provision is in effect.

   Important Considerations. There are some important considerations that you should discuss with your insurance representative or financial adviser before electing this rider.

   . There is a waiting period of 15 years before you can take your first GWB payment. You will pay the charge for this rider through the waiting period and prior to the date you start taking GWB payments. You will not receive a refund of any charges if you terminate this rider before you receive any GWB payment or if you terminate prior to taking all GWB payments following the waiting period.

   .   A withdrawal that exceeds the GWB will terminate the rider.

   . Once GWB payments begin, you cannot invest in the variable investment options until your right to GWB has ended. At that time, you may transfer your accumulation value to variable investment options, subject to the restrictions described in "Transfers of existing accumulation value" on page 37.

   . You must elect the guaranteed minimum death benefit rider, and comply with its associated investment requirements, to be eligible to elect the Lifestyle Income Rider.

   . You will not receive any GWB payments if the insured person dies during the Minimum Eligibility Period.

   . You will not receive any GWB payments if the Continuation Guarantee Account value is insufficient immediately prior to beginning GWB.

   . You will not be able to take a GWB payment if you have any outstanding Policy loans at the end of the Minimum Eligibility Period.

   . Each GWB payment will reduce your death benefit, your cash surrender value, and other values.

Example 1: Guaranteed Withdrawal Benefit Amount and Withdrawal Benefit Balance

   Below is an example showing how the GWB and the Withdrawal Benefit Balance work together. This example assumes that:

   .   The insured is a male, age 50, preferred non-tobacco;

   .   The specified amount is $360,000, of which $306,000 is base coverage;

   .   The first 12 months of GWB payments are shown in the following table;

   . The Policy owner does not take GWB payments for two of the first 12 months;

   . The Withdrawal Benefit Basis purchased under the rider is $180,000 (the amount selected by the Policy owner for the purposes of this example is $180,000, but could have been an amount between and including the minimum and maximum Withdrawal Benefit Basis, subject to our rules in effect);

   .   The Guaranteed Withdrawal Benefit Percentage is 0.83%;

   . On the Initial Election Date, the applicable Withdrawal Benefit Factor is 1.0;

   .   The Policy has been in force for at least the Minimum Eligibility
       Period; and

   . The Policy meets all the other Benefit Eligibility for receiving GWB payments.

   The initial Withdrawal Benefit Balance is equal to the Withdrawal Benefit Basis, multiplied by the Withdrawal Benefit Factor on the Initial Election Date. For this example, the initial Withdrawal Benefit Balance is $180,000 ($180,000 multiplied by 1.0). The GWB is equal to the initial Withdrawal Benefit Balance, multiplied by the Guaranteed Withdrawal Benefit Percentage. For this example, the GWB is equal to $1,494 ($180,000 multiplied by 0.83%).

   The following table shows the impact on the Withdrawal Benefit Balance during the first 12 months of GWB payments assuming that you request to receive GWB payments as indicated in the table.

MONTH  WITHDRAWAL BENEFIT BALANCE PRIOR TO GWB PAYMENTS REQUESTED BY  WITHDRAWAL BENEFIT BALANCE AFTER EACH
                  GWB PAYMENTS                   POLICY OWNER                     GWB PAYMENT
------------------------------------------------------------------------------------------------------------
 1                 $180,000.00                    $1,494.00                       $178,506.00
------------------------------------------------------------------------------------------------------------
 2                 $178,506.00                    $1,494.00                       $177,012.00
------------------------------------------------------------------------------------------------------------
 3                 $177,012.00                    $1,494.00                       $175,518.00
------------------------------------------------------------------------------------------------------------
 4                 $175,518.00                    $1,494.00                       $174,024.00
------------------------------------------------------------------------------------------------------------
 5                 $174,024.00                    $1,494.00                       $172,530.00
------------------------------------------------------------------------------------------------------------
 6                 $172,530.00                      $0.00                         $172,530.00
------------------------------------------------------------------------------------------------------------
 7                 $172,530.00                      $0.00                         $172,530.00
------------------------------------------------------------------------------------------------------------
 8                 $172,530.00                    $1,494.00                       $171,036.00
------------------------------------------------------------------------------------------------------------
 9                 $171,036.00                    $1,494.00                       $169,542.00
------------------------------------------------------------------------------------------------------------
 10                $169,542.00                    $1,494.00                       $168,048.00
------------------------------------------------------------------------------------------------------------
 11                $168,048.00                    $1,494.00                       $166,554.00
------------------------------------------------------------------------------------------------------------
 12                $166,554.00                    $1,494.00                       $165,060.00
------------------------------------------------------------------------------------------------------------

   In example 1, you have a remaining Withdrawal Benefit Balance of $165,060.

   Example 2: Impact of withdrawals on specified amount, accumulation value, cash value, cash surrender value, and Continuation Guarantee Account

   Below is an example, with two tables, showing the reductions in these values upon payment of each GWB. Each GWB payment reduces the Withdrawal Benefit Balance by the amount of the GWB. The Withdrawal Benefit Basis will be reduced in the same proportion as the reduction in the Withdrawal Benefit Balance. The Policy's specified amount will be reduced by the same amount as the reduction in the Withdrawal Benefit Basis. The Policy's accumulation value, cash value, cash surrender value, and Continuation Guarantee Account value will be reduced in the same proportion as the reduction in the specified amount.

   Example 2 uses the same assumptions as example 1. In example 2 the surrender charge is no longer applicable, which results in the same values for the accumulation value, cash value and cash surrender value.

       Beginning values:
                     POLICY VALUES PRIOR TO FIRST GWB
 ------------------------------------------------------------------------------
 WITHDRAWAL  SPECIFIED  ACCUMULATION  CASH VALUE    CASH       CONTINUATION
  BENEFIT     AMOUNT       VALUE                  SURRENDER      GUARANTEE
  BALANCE                                          VALUE          ACCOUNT
 ------------------------------------------------------------------------------
 $180,000    $360,000     $50,000      $50,000    $50,000        $150,000
 ------------------------------------------------------------------------------

   The next table shows the Policy values for the same 12 month period as was illustrated in example 1.

                     POLICY VALUES AFTER EACH GWB PAYMENT
---------------------------------------------------------------------------------------
         GWB      WITHDRAWAL  SPECIFIED  ACCUMULATION   CASH      CASH     CONTINUATION
       PAYMENT     BENEFIT     AMOUNT       VALUE       VALUE   SURRENDER   GUARANTEE
       REQUESTED   BALANCE                                       VALUE       ACCOUNT
       BY POLICY
MONTH   OWNER
---------------------------------------------------------------------------------------
 1      $1,494    $178,506    $358,506     $49,793     $49,793  $49,793     $149,377
---------------------------------------------------------------------------------------
 2      $1,494    $177,012    $357,012     $47,197     $47,197  $47,197     $148,984
---------------------------------------------------------------------------------------
 3      $1,494    $175,518    $355,518     $45,804     $45,804  $45,804     $148,590
---------------------------------------------------------------------------------------
 4      $1,494    $174,024    $354,024     $44,416     $44,416  $44,416     $148,195
---------------------------------------------------------------------------------------
 5      $1,494    $172,530    $352,530     $43,034     $43,034  $43,034     $147,800
---------------------------------------------------------------------------------------
 6        $0      $174,024    $352,530     $41,829     $41,829  $41,829     $148,032
---------------------------------------------------------------------------------------
 7        $0      $174,024    $352,530     $40,620     $40,620  $40,620     $148,265
---------------------------------------------------------------------------------------
 8      $1,494    $171,036    $351,036     $39,244     $39,244  $39,244     $147,870
---------------------------------------------------------------------------------------
 9      $1,494    $169,542    $349,542     $37,874     $37,874  $37,874     $147,475
---------------------------------------------------------------------------------------
 10     $1,494    $168,048    $348,048     $36,509     $36,509  $36,509     $147,080
---------------------------------------------------------------------------------------
 11     $1,494    $166,554    $346,554     $35,150     $35,150  $35,150     $146,684
---------------------------------------------------------------------------------------
 12     $1,494    $165,060    $345,060     $33,797     $33,797  $33,797     $146,288
---------------------------------------------------------------------------------------

   In example 2, as in example 1, you have a remaining Withdrawal Benefit Balance of $165,060.

   We reserve the right to modify, suspend or terminate the Lifestyle Income Rider at any time for prospectively issued Policies.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 65. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 29. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 60.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Protection Advantage Select Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year and before the insured person's age 100, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $100,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $100,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 40.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   We assess a $10 partial surrender processing fee for each partial surrender.

   Option to convert to paid-up endowment insurance. If your Policy was issued in either Florida or North Carolina, you have the option to have the Policy endorsed as a non-participating non-variable paid-up endowment life insurance policy. Any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

   .   we use your original Policy's cash surrender value as a single premium;

   . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new death benefit);

   .   you will owe no additional premiums while the Policy is in force;

   . we will pay the amount of coverage to the beneficiary when the insured person dies and the Policy will terminate; and

   . we will pay the amount of coverage to the owner if the insured person is living at the Policy's maturity date and the Policy will terminate.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less three times the amount of charges we assess against your accumulation value on your monthly deduction day, and less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount will be subtracted from the death benefit with an adjustment for the unearned loan interest.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   If you purchased the Lifestyle Income Rider, you must repay any outstanding loans you may have so that there is no loan indebtedness at the time you become eligible to receive payments.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   . will never exceed an annual effective rate of 4.25% (4.08% paid in advance).

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121/st/ birthday, unless you have elected to extend coverage to a later date you designate. See "Option to extend coverage" on page 55.

   Option to extend coverage. You may elect to extend your original maturity date to a later date you designate. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

   To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

   The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

   .   You may not revoke your exercising this option;

   . No riders attached to this policy will be extended unless otherwise stated in the rider;

   .   No further charges will be assessed on the monthly deduction day;

   .   You may not pay any new premiums;

   .   Interest on policy loans will continue to accrue;

   .   You may repay all or part of a loan at any time; and

   . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 65 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

   Interest rates that we credit under each Option will be at least 2%.

   Change of payment Option. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

   Tax impact. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment Options.

THE BENEFICIARY

   You name your beneficiary or beneficiaries when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

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


   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

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


        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   .   Four Non-Tobacco classes: preferred plus, preferred, standard and special;
   .   Three Tobacco classes: preferred, standard and special; and
   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.35%. We guarantee these rate reductions through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.15%. AGL receives this charge to pay for our mortality and expense risks. For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 63.

   Fees and expenses and money market investment option. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Monthly administration fee. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first five Policy years. This monthly charge also applies to the amount of any increase in base coverage during the five Policy years following the increase. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 30 and "Base coverage and supplemental coverage" on page 33.) This charge can range from a maximum of $2.66 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.09 for each $1,000 of base coverage. The representative charge (referred to as "Representative" in the Tables of Fees and Charges beginning on page 11) is $0.38 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Five Years." AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value if you select additional benefit riders. The cost of insurance charges for the guaranteed minimum death benefit rider and the guaranteed withdrawal benefit rider will be assessed on your monthly deduction day. In addition, the interest charge for the terminal interest rider is assessed each Policy anniversary. The other charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, spouse/other insured term rider, terminal illness rider, waiver of monthly deduction rider, overloan protection rider, guaranteed minimum death benefit rider and guaranteed withdrawal benefit rider. The riders are described beginning on page 42, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the sex and age of the insured person, as well as the Policy year and base coverage. Your Policy's surrender charge will be found in the table beginning on page 30 of the Policy. As shown in the Tables of Fees and Charges beginning on page 11 the maximum surrender charge is $41 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $2 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Representative" in the Tables of Fees and Charges) is $27 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, no later than the fifteenth year (or the fifteenth year following any increase in the base coverage), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over a maximum of the first 14 Policy years. The chart is for a 50 year old male, who is the same person to whom we refer in the Tables of Fees and Charges beginning on page 11 under "Representative Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                SURRENDER CHARGE FOR A 50 YEAR OLD MALE
---------------------------------------------------------------------------
POLICY YEAR      1   2   3   4   5   6   7   8   9  10  11  12  13  14  15+
---------------------------------------------------------------------------
SURRENDER       $27 $27 $26 $25 $24 $22 $21 $18 $14 $11 $7  $6  $4  $2  $0
CHARGE
PER $1,000 OF
BASE COVERAGE
---------------------------------------------------------------------------

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 53 and "Change of death benefit option" on page 40.

   For those Policies that lapse in the first 14 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" on page 54.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Fees and Charges on pages 11 - 18. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 63.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe beginning on page 60 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 22 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 60 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at a rate no less than an annual effective rate shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 63. The "daily charge" described on page 60 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   While the guarantee period benefit is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums.

   The benefit under the guaranteed minimum death benefit rider may also keep your Policy from entering a grace period or terminating as long as the value of the continuation guarantee account is greater than zero. After the guarantee period benefit expires and the rider terminates, if your Policy's cash surrender value falls to an amount insufficient to cover the monthly charges we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit Option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Policy changes and extending coverage. If the insured person survives beyond age 100 and you make changes to your Policy, there is some uncertainty between the Code and the mortality tables regarding this calculation. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO Mortality Tables") provide a stated termination date of age 121. The "Option to extend coverage" described on page 55 allows you to continue your Policy beyond the insured person's age 121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax adviser about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

   Tax treatment of minimum withdrawal benefit rider payments. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of cash value first. All payments or withdrawals after cash value has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. You should consult a tax adviser.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2014, the federal estate, gift and generation skipping tax exemptions increased to $5,340,000 ($10,680,000 for married couples). You should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of

AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL and the Separate Account can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 9318, Amarillo, Texas 79105-9318, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

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   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                       PAGE TO
                                                                   SEE IN THIS
 DEFINED TERM                                                       PROSPECTUS
 ------------                                                      -----------

 accumulation value...............................................      8
 Administrative Center............................................      5
 automatic rebalancing............................................     38
 base coverage....................................................     33
 basis............................................................     67
 beneficiary......................................................     57
 cash surrender value.............................................      7
 cash value accumulation test.....................................     32
 close of business................................................     29
 Code.............................................................     30
 Contact Information..............................................      5
 Continuation Guarantee...........................................     45
 Continuation Guarantee Account...................................     45
 cost of insurance rates..........................................     61
 daily charge.....................................................     60
 date of issue....................................................     29
 death benefit....................................................      6
 dollar cost averaging............................................     37
 Fixed Account....................................................     28
 free look........................................................     36
 full surrender...................................................      7
 Fund, Funds......................................................      6
 grace period.....................................................      9
 guarantee period benefit.........................................     30
 guaranteed withdrawal benefit amount.............................     49
 guideline premium test...........................................     32
 insured person...................................................      1
 investment options...............................................     64
 lapse............................................................      9
 lien.............................................................     43
 loan (see "Policy loans" in this Index)..........................      7
 loan interest....................................................     63
 maturity date....................................................     55
 modified endowment contract......................................     65
 monthly deduction day............................................     29
 monthly guarantee premium........................................      9
 monthly insurance charge.........................................     61

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


                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                       PAGE TO
                                                                   SEE IN THIS
 DEFINED TERM                                                       PROSPECTUS
 ------------                                                      -----------

 net amount at risk...............................................     13
 Option 1, Option 2, Option 3.....................................      6
 partial surrender................................................     53
 payment Options..................................................     56
 planned periodic premiums........................................     35
 Policy loans.....................................................     54
 Policy months....................................................     29
 Policy year......................................................     29
 preferred loan...................................................     55
 premium class....................................................     59
 premium payments.................................................     34
 reinstate, reinstatement.........................................     64
 required minimum death benefit...................................     31
 required minimum death benefit percentage........................     32
 Separate Account VL-R............................................     19
 seven-pay test...................................................     65
 specified amount.................................................      6
 supplemental coverage............................................     33
 transfers........................................................      7
 valuation date...................................................     29
 valuation period.................................................     29
 variable investment options......................................     22

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[LOGO]                                AMERICAN GENERAL LIFE INSURANCE COMPANY

For additional information about the Protection Advantage
Select(R) Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2014. We have filed the SAI with the SEC and
have incorporated it by reference into this prospectus. You
may obtain a free copy of the SAI and the Policy or Fund              For E-SERVICE and
prospectuses if you write us at our Administrative Center,        E-DELIVERY, or to view and
which is located at American General Life, VUL                       Print Policy or Fund
Administration, P. O. Box 9318, Amarillo, Texas 79105-9318         prospectuses visit us at
or call us at 1-800-340-2765. You may also obtain the SAI         WWW.AIG.COM/LIFEINSURANCE
from your AGL representative through which the Policies
may be purchased. Additional information about the
Protection Advantage Select Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or
phone number printed above. We may charge current Policy
owners $25 per illustration if they request more than one
personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C.
Inquiries on the operations of the Office of Investor
Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, Texas 77019

PROTECTION ADVANTAGE SELECT FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE
Policy Form Number 07921

Not available in the state of New York

DISTRIBUTED BY AIG CAPITAL SERVICES, INC.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American
General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2014. American International Group, Inc. All Rights Reserved  ICA File No. 811-08561